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                                                                  EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        We hereby consent to the inclusion in the Prospectus of this Amendment No. 2 to the Registration Statement (No. 333-84189) on Form SB-2 of our report dated October 8, 1999 on the consolidated financial statements of JagNotes.com Inc. as of July 31, 1999 and for the year then ended. We also consent to the related reference to our firm under the caption "Experts" in the Prospectus of this Registration Statement.

                                                      /s/ J.H. COHN LLP
                                                      --------------------------
                                                          J.H. COHN LLP

Roseland, New Jersey
October 22, 1999